SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                     --------------------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (date of earliest event reported): December 27, 2000

                               Levi Strauss & Co.
             (Exact name of registrant as specified in its charter)


                 DELAWARE                333-36234           94-0905160
         (State of Incorporation) (Commission File Number) (IRS Employer
                                                          Identification Number)

                1155 Battery Street
                San Francisco, California                     94111
            (Address of principal executive offices)        (Zip Code)

       Registrant's telephone number, including area code: (415) 501-6000


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ITEM 5.  OTHER EVENTS AND REGULATION FD DISCLOSURE.

         Attached hereto as Exhibit 99 is a copy of Levi Strauss & Co.'s press release dated December 26, 2000 titled "Levi Strauss & Co. Obtains Commitment for New $1.5 Billion Senior Secured Credit Facility."

ITEM 7.  EXHIBIT.

99        Press Release dated December 26, 2000.


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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  December 27, 2000
                                                  LEVI STRAUSS & CO.


                                            By /s/ William B. Chiasson
                                               -----------------------
                                               William B. Chiasson
                                               Title:  Senior Vice President and
                                                       Chief Financial Officer



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                                  EXHIBIT INDEX

Exhibit Number                                     Description

99                                      Press Release dated December 26, 2000